MASSMUTUAL SELECT FUNDS
Supplement dated September 14, 2018 to the
Prospectus dated February 1, 2018
This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements. This supplement replaces the supplement dated September 12, 2018.
Important Notice Regarding Change in Investment Policy
The 80% test relating the name of the MM Select Equity Asset Fund to its principal investments, as required by Rule 35d-1 under the Investment Company Act, is being changed as described below. This change will take effect no earlier than 60 days from the date of this supplement.
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities.
Effective September 24, 2018, the following changes are made to the MM Select Equity Asset Fund.
J.P. Morgan Investment Management Inc. (“J.P. Morgan”) is replacing Northern Trust Investments, Inc. (“NTI”) as subadviser of the MM Select Equity Asset Fund. Therefore, all references to NTI as subadviser of the MM Select Equity Asset Fund are removed.
The following information replaces similar information found on pages 7-8:
INVESTMENT OBJECTIVE
The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index (S&P 500® Index*).
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in domestic and foreign equity securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, rights, and warrants. The Fund typically invests most of its assets in the common stocks of U.S. companies in the S&P 500 Index (the “Index”). The Fund may also invest in securities not included within the Index. As of August 31, 2018, the market capitalization range of companies included in the Index was $4.97 billion to $1,102.39 billion. Sector by sector, the Fund’s weightings are similar to those of the Index. Within each sector, the Fund’s subadviser, J.P. Morgan Investment Management Inc. (“J.P. Morgan”), modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued. By owning a large number of equity securities within the Index, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the Index over the long term with a modest level of volatility as compared to the Index.
The Fund may use derivatives as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions. Use of derivatives by the Fund may create investment leverage.
In managing the investments of the Fund, J.P. Morgan employs a three-step process that combines research, valuation, and stock selection. J.P. Morgan takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow J.P. Morgan to rank the companies in each sector group according to their relative values. As a part of its investment process, J.P. Morgan seeks to assess the impact of environmental, social, and governance factors (including accounting and tax policies, disclosure and investor communication, shareholder rights, and remuneration policies) on the cash flows of many companies in which it may invest to identify issuers that J.P. Morgan believes will be negatively impacted by such factors relative to other issuers. These determinations may not be conclusive and securities of such issuers may be purchased and retained by the Fund.
J.P. Morgan buys and sells equity securities, using the research and valuation rankings as a basis. Along with attractive valuation, J.P. Morgan often considers a number of other criteria:
•
catalysts that could trigger a rise in a stock’s price;

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impact on the overall risk of the portfolio relative to the Index;

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high perceived potential reward compared to perceived potential risk; and

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possible temporary mispricings caused by apparent market overreactions.

J.P. Morgan may sell a security as its valuation or ranking changes or if more attractive investments become available.
*
The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

The following risks are removed under the heading Principal Risks found on page 8 in the section titled Investments, Risks, and Performance: “Foreign Investment Risk; Emerging Markets Risk; Currency Risk,” “Frequent Trading/Portfolio Turnover Risk,” “REIT Risk,” and “Risk of Investment in Other Funds or Pools.”
The following risk is added under the heading Principal Risks found on page 8 in the section titled Investments, Risks, and Performance:
Sector Risk   The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
The MM Select Equity Asset Fund’s benchmark index is changed to the Standard and Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and the following supplements similar information found in the table with the heading Average Annual Total Returns in the section titled Performance Information found on page 10:
	One Year	Since Inception (9/15/2016)
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)(1)	21.83%	21.80%

(1)
Going forward, the Fund’s performance benchmark index will be the S&P 500 Index rather than the MSCI World Index because the S&P 500 Index more closely represents the Fund’s investment strategy.

The following information replaces the information found under the headings Subadviser and Portfolio Managers in the section titled Management on page 10.
Subadviser: J.P. Morgan Investment Management Inc. (“J.P. Morgan”)
Portfolio Managers:
Raffaele Zingone, CFA is a Managing Director and a portfolio manager at J.P. Morgan. He has managed the Fund since September 2018.
Tim Snyder, CFA, CMT is an Executive Director and a portfolio manager at J.P. Morgan. He has managed the Fund since September 2018.

The following risk is added to the section titled Additional Information Regarding Principal Risks starting on page 14:
•
Sector Risk

If a Fund allocates a substantial amount of its assets to one or more particular industries or to particular economic, market, or industry sectors, then economic, business, regulatory, or other developments affecting issuers in those industries or sectors may affect the Fund adversely to a greater extent than if the Fund had invested more broadly. Examples might include investments in the technology, health care, or financial sectors or in one or more industries within those sectors. A substantial investment in one or more such industries or sectors has the potential to increase the volatility of a Fund’s portfolio, and may cause the Fund to underperform other mutual funds.
The following information replaces the information for NTI for the MM Select Equity Asset Fund found on pages 25-26 under the heading Subadviser and Portfolio Managers in the section titled Management of the Funds:
J.P. Morgan Investment Management Inc. (“J.P. Morgan”), located at 270 Park Avenue, New York, New York 10017, manages the investments of the Equity Asset Fund. J.P. Morgan is a wholly-owned subsidiary of JP Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JP Morgan Chase & Co., a bank holding company. As of June 30, 2018, J.P. Morgan and its affiliates had approximately $1.68 trillion in assets under management.
J.P. Morgan replaced Northern Trust Investments, Inc. as subadviser of the Equity Asset Fund on September 24, 2018. Northern Trust Investments, Inc. had been subadviser of the Equity Asset Fund since September 2016.
Raffaele Zingone, CFA
is a portfolio manager of the Equity Asset Fund. Mr. Zingone, Managing Director, joined J.P. Morgan in 1991.
Tim Snyder, CFA, CMT
is a portfolio manager of the Equity Asset Fund. Mr. Snyder, Executive Director, joined J.P. Morgan in 2003.
The following information supplements the information found on page 35 in the section titled Index Descriptions:
The S&P 500 Index measures the performance of 500 widely held stocks in the U.S. equity market. Standard and Poor’s chooses member companies for the index based on market size, liquidity, and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies. Since mid-1989, this composition has been more flexible and the number of issues in each sector has varied. It is market capitalization-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The following information pertains to the MM Select Bond and Income Asset Fund:
The Board of Trustees of the MassMutual Select Funds has approved a Plan of Liquidation and Termination pursuant to which it is expected that the MM Select Bond and Income Asset Fund (the “Fund”) will be dissolved. Effective on or about September 24, 2018 (the “Termination Date”), shareholders of the Fund will receive proceeds in proportion to the number of shares held by each of them on the Termination Date.
Please note that prior to the Termination Date, the Fund may hold most or all of its assets in cash or cash equivalents and therefore may not be able to meet its investment objective.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3001M-NF-18-03